Exhibit 10.2

EXECUTION VERSION

GUARANTY AND COLLATERAL AGREEMENT

dated as of

April 23, 2008

among

LOCAL INSIGHT REGATTA HOLDINGS, INC.,

as Borrower,

THE GUARANTORS FROM TIME TO TIME PARTY HERETO

and

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent

TABLE OF CONTENTS

		Page
ARTICLE I

DEFINITIONS

Section 1.01.	Credit Agreement	1
Section 1.02.	Other Defined Terms	1

ARTICLE II

GUARANTEE

Section 2.01.	Guarantee	4
Section 2.02.	Guarantee of Payment	4
Section 2.03.	No Limitations	5
Section 2.04.	Reinstatement	6
Section 2.05.	Agreement To Pay; Subrogation	6
Section 2.06.	Information	6

ARTICLE III

PLEDGE OF SECURITIES

Section 3.01.	Pledge	6
Section 3.02.	Delivery of the Pledged Collateral	7
Section 3.03.	Representations, Warranties and Covenants	7
Section 3.04.	Certification of Limited Liability Company and Limited Partnership Interests	9
Section 3.05.	Registration in Nominee Name; Denominations	9
Section 3.06.	Voting Rights; Dividends and Interest	10

ARTICLE IV

SECURITY INTERESTS IN PERSONAL PROPERTY

Section 4.01.	Security Interest	11
Section 4.02.	Representations and Warranties	13
Section 4.03.	Covenants	14
Section 4.04.	Instruments and Tangible Chattel Paper	16
Section 4.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	17

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-ii-

Schedules

Schedule I	Subsidiary Guarantors
Schedule II	Pledged Stock; Debt Securities
Schedule III	Intellectual Property
Schedule IV	[Reserved]
Schedule V	Securities Accounts
Schedule 4.03(a)	Pre-Approved Name Changes

Exhibits

Exhibit I	Form of New Subsidiary Supplement
Exhibit II	Form of Copyright Security Agreement
Exhibit III	Form of Patent Security Agreement
Exhibit IV	Form of Trademark Security Agreement
Exhibit V	Form of Holdings Supplement

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GUARANTEE AND COLLATERAL AGREEMENT (this “Agreement”) dated as of April 23, 2008, among LOCAL INSIGHT REGATTA HOLDINGS, INC., a Delaware corporation (“Borrower”), the Guarantors from time to time party hereto (the “Guarantors” and the Guarantors together with Borrower, the “Grantors” and, each individually, a “Grantor”) and JPMORGAN CHASE BANK, N.A., as Collateral Agent for the Secured Parties (as defined below).

Reference is made to the Credit Agreement dated as of April 23, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the Guarantors, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) for the Lenders and as Collateral Agent. The Lenders have agreed to extend credit to Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Borrower and the Guarantors will derive substantial benefits from the extension of credit to Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined in this Agreement) and not defined in this Agreement have the meanings specified therein.

(b) The rules of construction specified in Section 1.2 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Contributing Party” shall have the meaning assigned to such term in Section 6.02.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any U.S. Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Copyright Security Agreement” means an agreement substantially in the form annexed hereto as Exhibit II.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement in this Agreement.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” means all “General Intangibles” of any Grantor as defined in Section 9-102(42) of the New York UCC.

“Grantors” means Borrower, the Subsidiary Guarantors and, upon and following the Holdings Accession Date, Holdings.

“Guarantors” the Subsidiary Guarantors and, upon and following the Holdings Accession Date, Holdings, collectively.

“Instrument” has the meaning specified in Article 9 of the New York UCC.

“Investment Property” means a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account.

“License” means any Patent License, Trademark License or Copyright License.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a U.S. Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a U.S. Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patent Security Agreement” means an agreement substantially in the form annexed hereto as Exhibit III.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States, including registrations, recordings and pending applications in the United States Patent and Trademark Office, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Proceeds” has the meaning specified in Section 9-102 of the New York UCC.

“Secured Obligations” means collectively, (a) the Obligations, (b) the due and punctual payment and performance in full of all obligations of each Loan Party to the applicable Qualified Counterparty under each Specified Hedge Agreement entered into with any Qualified Counterparty and (c) the due and punctual payment and performance of all Obligations of the Loan Parties (including overdrafts and related liabilities) to the applicable Cash Management Bank under each Secured Cash Management Agreement.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent (d) the Issuing Bank, (e) each Qualified Counterparty, (f) each Cash Management Bank and (g) the successors and permitted assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Subsidiary Guarantors” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Effective Date.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any U.S. Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademark Security Agreement” means an agreement substantially in the form annexed hereto as Exhibit IV.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, domain names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III and (b) all goodwill associated therewith.

ARTICLE II

Guarantee

Section 2.01. Guarantee.

(a) Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance in full when due of the Secured Obligations. Each Guarantor further agrees that the Secured Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension, renewal, amendment or modification of the Secured Obligations. To the extent permitted by applicable law, each Guarantor waives but only during the term of this Agreement, presentment to, demand of payment from and protest to Borrower or any other Loan Party of the Secured Obligations and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to fraudulent conveyances or transfers or the insolvency of debtors (after giving effect to the right of contribution established in Section 6.02).

Section 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and, to the extent permitted by applicable law, waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Secured Obligations or to any balance of any Deposit Account or credit on the books of the Collateral Agent or any other Secured Party in favor of Borrower or any other Person.

Section 2.03. No Limitations.

(a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.13, and except to the extent the Secured Obligations have been paid (other than contingent indemnification obligations not then due or letters of credit that have been cash-collateralized in a manner reasonably satisfactory to the Administrative Agent and the Issuing Lender), the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever (other than defense of payment or performance) by reason of the invalidity, illegality or unenforceability of the Secured Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of, impairment of or failure to perfect any Lien held by the Collateral Agent or any other Secured Party for the payment and performance of the Secured Obligations or any of them; (iv) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of the Secured Obligations (other than contingent indemnification obligations)). Each Guarantor expressly authorizes the Collateral Agent (i) to take and hold security for the payment and performance of the Secured Obligations, (ii) to exchange, waive or release any or all such security (with or without consideration), (iii) to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or (iv) to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of Borrower or any other Loan Party or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Borrower or any other Loan Party, other than defense of performance or payment in full of all the Secured Obligations (other than contingent indemnification obligations or letters of credit that have been cash-collateralized in a manner reasonably satisfactory to the Administrative Agent and the Issuing Lender). The Collateral Agent may, at its election, but in any event subject to the provisions of Article V herein, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with Borrower or any other Loan Party or exercise any other right or remedy available to them against Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Secured Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense (other than defense of payment or performance) arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against Borrower or any other Loan Party, as applicable, or any security.

Section 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as applicable, if and to the extent at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of Borrower, any other Loan Party or otherwise.

Section 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of Borrower or any other Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Secured Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

Section 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of Borrower’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

Section 3.01. Pledge. As security for the payment or performance, as applicable, in full of the Secured Obligations, each Grantor hereby grants to the Collateral Agent and its permitted successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) the Capital Stock of each Domestic Subsidiary and each first-tier Foreign Subsidiary owned by it and listed on Schedule II, and any other Capital Stock issued by the Borrower (upon and after the Holdings Accession Date), any Domestic Subsidiary or first-tier Foreign Subsidiary and obtained in the future by such Grantor and, to the extent certificated, the certificates representing securities in all such Capital Stock (the “Pledged Stock”), provided that the Pledged Stock shall not include more than 65% of the outstanding voting Capital Stock of any such Foreign Subsidiary; (b)(i) the debt securities listed opposite the name of such Grantor on Schedule II, (ii) any debt securities issued to such Grantor by Borrower and each Subsidiary after the Effective Date and (iii) the promissory notes and any other instruments evidencing such debt securities (the “Pledged Debt Securities”); (c) subject to Section 3.06, all payments of dividends and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a) and (b); (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the Pledged Stock and the Pledged Debt Securities; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”). Notwithstanding the foregoing, Capital Stock will be excluded from the Pledged Collateral (x) in circumstances where the Collateral Agent and Borrower agree in writing that the cost of obtaining a security interest in such Capital Stock is excessive in relation to the value afforded thereby, (y) to the extent and for so long as granting a security interest in such Capital Stock (other than Capital Stock of a Wholly Owned Subsidiary which is Pledged Stock) is prohibited by a shareholder, joint-venture or similar agreement, or (z) to the extent and for so long as granting a security interest in such Capital Stock is prohibited by applicable law.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 3.02. Delivery of the Pledged Collateral.

(a) Each Grantor represents and warrants that all certificates, agreements or instruments representing or evidencing the Pledged Collateral (except as set forth in this Section 3.02) in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank. Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all certificated Pledged Securities acquired after the Closing Date.

(b) Each Grantor will cause any Indebtedness for borrowed money owed to such Grantor by any Person (other than a Loan Party) which is (A) in excess of $2,500,000 and (B) evidenced by a duly executed promissory note to be pledged and delivered to the Collateral Agent pursuant to the terms hereof.

(c) Upon delivery thereof to the Collateral Agent, any certificated Pledged Securities shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer reasonably satisfactory to the Collateral Agent. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be attached hereto as a supplement to Schedule II and made a part hereof, provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

Section 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties (provided that, on the Closing Date, such representation and warranty under this Section 3.03 is made with respect to clause (g) only) that:

(a) As of the Closing Date, Schedule II correctly sets forth the percentage of the issued and outstanding shares (or units or other comparable measure) of each class of the Capital Stock of the issuer thereof represented by the Pledged Stock and includes all Capital Stock, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b) to such Grantor’s knowledge, the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by any Loan Document and Liens permitted by Section 7.3 of the Credit Agreement, (iii) will not create or permit to exist any Lien on, the Pledged Collateral, other than Liens created by any Loan Document, Liens permitted by Section 7.3 of the Credit Agreement and transfers made in compliance with the Credit Agreement and (iv) will defend its title or interest thereto or therein against any and all Liens (other than Liens created by any Loan Document and Liens permitted by Section 7.3 of the Credit Agreement), however arising, of all Persons whomsoever; provided that nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is permitted by the Credit Agreement;

(d) except for restrictions and limitations imposed by (i) the Loan Documents, (ii) securities laws generally or (iii) provisions in joint venture agreements relating to purchase options, rights of first refusal, tag, drag, call or similar rights of a third party that owns Capital Stock in such joint venture, the Pledged Collateral is and will continue to be freely transferable and assignable (except as permitted or disclosed in the Credit Agreement), and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provision or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect, in each case in a material adverse manner, the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors has the corporate or other organizational power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person is necessary to the validity of the pledge effected hereby

(other than (x) as such as have been obtained and are in full force and effect or (y) the failure of which to obtain could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect); and

(g) subject to clauses (c) and (d) of this Section 3.03, by virtue of the execution and delivery by the Grantors of this Agreement, when any certificated Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected lien under U.S. law upon and security interest in such certificated Pledged Securities as security for the payment and performance of the Secured Obligations.

Section 3.04. Certification of Limited Liability Company and Limited Partnership Interests.

(a) Each Grantor acknowledges and agrees that, to the extent any membership interest in any limited liability company or partnership interest in any limited partnership acquired by such Grantor after the Effective Date and constituting Pledged Securities herein shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC, such Grantor shall, to the extent permitted by applicable law, use reasonable best efforts to cause the issuer thereof to issue the corresponding certificates.

(b) Each Grantor further acknowledges and agrees that (i) the interests in any limited liability company or limited partnership controlled by such Grantor and required to be pledged hereunder that are not represented by a certificate are not “securities” within the meaning of Article 8 of the New York UCC and (ii) such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or cause the issuer thereof to issue any certificate representing such interest, unless such Grantor provides prompt written notification to the Collateral Agent of such election and promptly (but in no case later than 10 Business Days) pledges any such certificate to the Collateral Agent pursuant to the terms hereof; provided, however, that this Section 3.04 shall not apply to any Capital Stock in limited liability companies or limited partnerships which may not be pledged, assigned or otherwise encumbered pursuant to applicable Federal, state or local laws, rules or regulations related to the practice of medicine or the healthcare industry generally.

Section 3.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion, but subject to the terms and provisions of the Credit Agreement and Article V herein) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent or, upon the occurrence and during the continuation of an Event of Default, and subject to the rights and remedies set forth in Section 8.1(f) of the Credit Agreement and Article V herein, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). The Collateral Agent shall at all times upon the occurrence and during the continuation of an Event of Default but subject to the terms and provisions of the Credit Agreement and Article V herein have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

Section 3.06. Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have delivered no less than 5 Business Days’ notice to the Grantors in accordance with Section 3.06(d) hereof of its intention to suspend their rights under this Section 3.06:

(i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms in this Agreement, the Credit Agreement and the other Loan Documents.

(ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws, provided that any noncash (w) dividends, (x) interest, (y) principal or (z) other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement as described in Section 3.03(c) or otherwise).

(b) Upon the occurrence and during the continuation of an Event of Default, after the Collateral Agent shall have delivered no less than 5 Business Days’ notice to the Grantors in accordance with Section 3.06(d) hereof of its intent to suspend their rights under paragraph (a)(iii) of this Section 3.06, all rights of any Grantor to dividends or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and the Collateral Agent, with the consent of the Required Lenders may, or upon the request of the Required Lenders shall have all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or other distributions. Notwithstanding the foregoing, each Grantor shall be permitted to receive all dividends and other distributions paid in respect of the Pledged Securities, to the extent permitted in the Credit Agreement. All dividends or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and Borrower has delivered to the Collateral Agent a certificate to that effect, each Grantor shall automatically regain its rights under Section 3.06(a)(iii) and the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuation of an Event of Default, after the Collateral Agent shall have delivered no less than 5 Business Days’ notice to the Grantors in accordance with Section 3.06(d) hereof of its intent to suspend their rights under paragraph (a)(i) of this Section 3.06, all rights of any Grantor to exercise the voting and other consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and the Collateral Agent, with the consent of the Required Lenders may, or upon the request of the Required Lenders, shall have all such rights thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and other consensual rights and powers. Notwithstanding the foregoing, each Grantor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Securities, to the extent permitted in the Credit Agreement. After all Events of Default have been cured or waived, the Grantors shall have the right to exercise the voting and consensual rights and powers that they would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

(d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 3.06 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

Section 4.01. Security Interest.

(a) As security for the payment or performance, as applicable, in full of the Secured Obligations, each Grantor hereby grants to the Collateral Agent and its permitted successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) All Chattel Paper;

(iii) all Documents;

(iv) all Equipment;

(v) all General Intangibles (except as otherwise provided herein);

(vi) all Instruments;

(vii) all Inventory;

(viii) all Investment Property (except as otherwise excluded herein);

(ix) all Letter-of-credit rights (except as otherwise provided herein);

(x) Money and all Deposit Accounts and Securities Accounts;

(xi) Intellectual Property;

(xii) all books and records pertaining to the Article 9 Collateral; and

(xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, supporting obligations and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding the foregoing, the Article 9 Collateral shall not include (i) any Equipment that is subject to a purchase money lien or capital lease permitted under the Credit Agreement to the extent the documents relating to such purchase money lien or capital lease would not permit such Equipment to be subject to the Security Interests created hereby, (ii) any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of any Governmental Authority, (iii) any contract, license, agreement, or permit to the extent that such grant of a security interest therein constitutes a breach or default under or results in termination of any such contract, license, agreement, or permit or any rights of the applicable Grantor therein, (iv) any Investment Property or Pledged Securities (other than Capital Stock of a Wholly Owned Subsidiary which is Pledged Stock), to the extent and for so long as that granting a security interest in such Investment Property or Pledged Securities is prohibited by a shareholder, joint-venture or similar agreement, except, in each case of clauses (ii), (iii) and (iv) above, to the extent that such Requirement of Law or the provision of such contract, license, agreement, permit or shareholder or similar agreement giving rise to such prohibition, breach, default or termination is ineffective under applicable law, (v) any United States intent-to-use trademark application to the extent and for so long as creation by a Grantor of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application, (vi) any leasehold interest related to real estate, (vii) motor vehicles and other property subject to certificates of title and (viii) Article 9 Collateral in circumstances where the Administrative Agent and the Borrower agree in writing the cost of obtaining a security interest in such assets are excessive in relation to the value afforded thereby.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets” of such Grantor or such description as the Collateral Agent may determine and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, including the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) Notwithstanding anything herein to the contrary, in no event shall any Grantor be required to (x) perfect a security interest in (A) any foreign Intellectual Property or (B) in any goods covered by a certificate of title, (y) deliver (A) control agreements, (B) landlord waivers, (C) bailee letters or (D) other similar third-party documents or (z) deliver foreign security documents.

Section 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the other Secured Parties (provided that, on the Closing Date, such representation and warranty under this Section 4.02 is made with respect to clause (b) only) that:

(a) Each Grantor has full corporate or other organizational power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms in this Agreement, without the consent or ap-

proval of any other Person other than any consent or approval that has been obtained or that is immaterial except as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or providing for relief of debtors and by general equitable principals (whether enforcement is sought by proceedings in equity or at law).

(b) The Security Interest constitutes (i) a legal and valid security interest under U.S. law in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings in each governmental, municipal or other office specified in Schedule II, a perfected first priority security interest in all Article 9 Collateral in which a security interest under U.S. law may be perfected by filing, recording or registering (A) a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (B) a Patent Security Agreement, a Trademark Security Agreement or a Copyright Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable.

(c) The Article 9 Collateral is and shall be owned by the Grantors free and clear of any Lien, except for Liens permitted pursuant to Section 7.3 of the Credit Agreement. Except with respect to Liens permitted pursuant to Section 7.3 of the Credit Agreement, none of the Grantors has filed or consented to the filing of any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral.

Section 4.03. Covenants.

(a) Except with respect to name changes set forth in Schedule 4.03(a) (collectively, the “Pre-Approved Name Changes”), each Grantor agrees promptly (but in no case more than 30 days) to notify the Collateral Agent in writing of any change (i) in its legal name, (ii) in the location of its chief executive office or its principal place of business, (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this Section 4.03(a). Except with respect to name changes set forth in Schedule 4.03(a), each Grantor agrees not to effect or permit any change referred to in the second preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest (subject to Liens permitted under Section 7.3 of the Credit Agreement) in the Article 9 Collateral; provided that the Grantors shall notify the Collateral Agent promptly (but in no case more than 30 days) upon registration of the Pre-Approved Name Changes in order to allow the Collateral Agent to make all such filings.

(b) [Reserved.]

(c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.1(a) of the Credit Agreement and, from time to time (up to four times per fiscal year or unlimited number of times if an Event of Default is continuing) as the Collateral Agent may reasonably request, Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer of Borrower setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no material change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section 4.03(c). Each certificate delivered pursuant to this Section 4.03(c) shall identify in the format of Schedule III all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

(d) Each Grantor shall, at its own expense, take any and all commercially reasonable actions to defend title to the Article 9 Collateral (other than Article 9 Collateral that is deemed by the board of directors of such Grantor to be immaterial to the conduct of its business) against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.3 of the Credit Agreement. Nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is (x) in the judgment of its board of directors, desirable in the conduct of its business and (y) permitted by the Credit Agreement.

(e) [Reserved.]

(f) [Reserved.]

(g) Upon the occurrence and during the continuation of an Event of Default, at its option, the Collateral Agent may discharge past due Taxes, assessments, charges, fees or Liens at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.3 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent promptly upon demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization, provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens and maintenance as set forth in this Agreement or in the other Loan Documents.

(h) [Reserved.]

(i) Each Grantor shall remain liable to observe and perform all the conditions and material obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, unless the failure to do so would cause a Material Adverse Effect.

(j) None of the Grantors shall grant any Liens in the Article 9 Collateral, except as permitted by the Credit Agreement. Subject to the immediately following sentence, none of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except as (i) permitted by Sections 7.3 and 7.5 of the Credit Agreement, (ii) is in transit between Grantor’s locations, and (iii) Article 9 Collateral delivered to third parties for repair or refurbishing in the ordinary course of business.

(k) None of the Grantors will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than compromises, compoundings, settlements and collections made in the ordinary course of business or in accordance with the reasonable business judgment of such Grantor.

(l) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Section 6.5 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuation of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole reasonable discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, out-of-pocket expenses and other charges relating thereto, shall be payable, promptly upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

Section 4.04. Instruments and Tangible Chattel Paper. Each Grantor represents and warrants that each Instrument and each item of Tangible Chattel Paper, other than any of the foregoing issued in the ordinary course of business, with a value in excess of $2,500,000 in existence on the date hereof has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any Grantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper with a value in excess of $2,500,000 or any such Instrument or Tangible Chattel Paper with a value that when taken together with the value of any Instrument or Tangible Chattel Paper not previously endorsed, assigned and delivered to the Collateral Agent exceeds $2,500,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such un-

dated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

Section 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral.

(a) Each Grantor agrees that it will not do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby it is reasonably foreseeable any Patent that is material to the conduct of such Grantor’s business would become invalidated or dedicated to the public, (except at the end of its statutory term) and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient in its reasonable business judgment to establish and preserve its material rights under applicable patent laws.

(b) Except as could reasonably not be expected to result in a Material Adverse Effect, each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) use commercially reasonable efforts to maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration (or, if such Trademark is unregistered, display such Trademark with notice as required for unregistered Trademarks) to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in any violation of any third party rights.

(c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright material to the conduct of such Grantor’s business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient in its reasonable judgment to establish and preserve its material rights under applicable copyright laws, except at the end of its statutory term.

(d) Each Grantor shall notify the Collateral Agent as soon as reasonably practicable (but in any event within 5 Business Days) if it knows that any Patent, Trademark or Copyright material to the conduct of its business could reasonably be expected to become abandoned, lost or dedicated to the public (except at the end of its statutory term), or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

(e) Whenever any Grantor, either itself or through any agent, employee, licensee or designee, shall file an application with respect to any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, such Grantor shall report such filing to the Collateral Agent concurrently with the delivery of the financial statements referred to in Section 6.1(a) or 6.1(b) in the Credit Agreement. Upon request of the Collateral Agent, such Grantor shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright.

(f) Each Grantor will take all commercially reasonably necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each registration or application that is material to the conduct of such Grantor’s business relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties. For the avoidance of doubt, for licensed material Intellectual Property not owned by such Grantor, this Section 5.9(f) shall only apply to the extent the underlying license agreement grants such Grantor the right to take such steps.

(g) In the event that any Grantor knows that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor’s business has been infringed, misappropriated or diluted by a third party, such Grantor shall take such actions as Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value to such Grantor, notify the Collateral Agent as soon as reasonably practicable after it learns thereof and, if consistent with reasonable business judgment, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution (and take any actions required by applicable law prior to instituting such suit), and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral. Nothing in this Agreement shall prevent any Grantor from discontinuing the use or maintenance of any Article 9 Collateral consisting of a Patent, Trademark or Copyright, or require any Grantor to pursue any claim of infringement, misappropriation or dilution, if (x) such Grantor so determines in its good business judgment and (y) it is not prohibited by the Credit Agreement.

(h) Upon and during the continuation of an Event of Default, each Grantor shall, at the request of the Collateral Agent, use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

ARTICLE V

Remedies

Section 5.01. Remedies upon Default. Upon the occurrence and during the continuation of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent, for the benefit of the Secured Parties, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right upon the occurrence and during the continuance of an Event of Default, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem reasonably appropriate. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral under this Section 5.01. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine in its sole and absolute discretion. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement, all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Section 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral pursuant to this Article V, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent and the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the out-of-pocket fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have sole and absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

Section 5.03. Grant of License To Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default.

Section 5.04. Securities Act. Each Grantor understands that compliance with the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder might limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

Section 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), Borrower agrees that (a) in the event a payment of any Secured Obligation shall be made by any Guarantor under this Agreement, Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part any Secured Obligation owed to any Secured Party, Borrower shall indemnify such Grantor in an amount equal to the fair value of the assets so sold.

Section 6.02. Contribution and Subrogation. Each Guarantor and Grantor (a “Contributing Party”) agrees (subject to Section 6.03) that, to the extent any other Guarantor hereunder shall have paid (or shall be deemed to have paid, as a result of a sale of the Collateral owned by it in accordance with Sections 5.01 or 5.03 herein) more than its proportionate share of any payment hereunder in respect of any Obligation owed to any Secured Party and such other Guarantor or Grantor (the “Claiming Party”) shall not have been fully indemnified by Borrower as provided in Section 6.01, the Claiming Party shall be entitled to seek and receive contribution from the Contributing Parties which have not paid their respective share of such payment. Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Party under Section 6.01 to the extent of such payment.

Section 6.03. Subordination. Notwithstanding any provision in this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full of the Secured Obligations (other than indemnification obligations not then due and letters of credit that have been cash-collateralized in a manner reasonably acceptable to the Administrative Agent and the Issuing Lender). No failure on the part of Borrower or any Guarantor or Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its Secured Obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the Secured Obligations of such Guarantor or Grantor hereunder.

ARTICLE VII

Miscellaneous

Section 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted in this Agreement) be in writing and given as provided in Section 10.2 of the Credit Agreement, provided that any communication or notice hereunder from the Collateral Agent to any Loan Party upon the occurrence and during the continuation of an Event of Default may be given by telephone if promptly confirmed in writing. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of Borrower as provided in Section 10.2 of the Credit Agreement.

Section 7.02. Waivers; Amendment.

(a) No failure or delay by any Secured Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision in this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Secured Party may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.1 of the Credit Agreement.

Section 7.03. Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its reasonable out-of-pocket expenses incurred hereunder as provided in Section 10.5 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents but subject to the terms and restrictions set forth therein, each Grantor and each Guarantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 10.5 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses (other than lost profit), claims, damages, liabilities and related out-of-pocket expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any actual claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related out-of-pocket expenses are determined by a court of competent jurisdiction to have resulted from (A) the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties, (B) a dispute arising solely among Indemnitees and not arising from an act or omission of the Borrower or any of its Subsidiaries or (C) a material breach by an Indemnitee of its obligations hereunder, provided that the Borrower shall not be required to reimburse the legal fees and expenses of more than one primary outside counsel and reasonably necessary local and specialty counsel for all Indemnitees with respect to any matter for which indemnification is sought unless, as reasonably determined by such Indemnitee’s counsel, representation of all such Indemnitees would create an actual or potential conflict of interest. The Borrower shall not be required to indemnify any Indemnitee for any Indemnified Liabilities paid or payable by such Indemnitee in, or resulting from, the settlement of any action, proceeding or investigation without the written consent of the Borrower, which consent shall not be unreasonably withheld or delayed; provided that the foregoing indemnity shall apply to any such settlement in the event that the Borrower was offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to assume.

Section 7.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Subsidiary Guarantor, Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns and shall inure to the benefit of the other Secured Parties and their respective successors and assigns.

Section 7.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding (but not cash-collateralized in a manner reasonably satisfactory to the Administrative Agent and the Issuing Lender) and so long as the Commitments have not expired or terminated.

Section 7.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or pdf e-mail shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest in this Agreement or in the Collateral (and any such assignment or transfer shall be void) except as contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

Section 7.07. Severability. Any provision in this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.08. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held to or for the credit or the account of any Loan Party against any of and all the Obligations of such Loan Party now or hereafter existing under this Agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The applicable Lender shall notify Borrower and the Collateral Agent of such set-off or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section 7.08. The rights of each Lender under this Section 7.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

Section 7.09. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Issuing Bank, any Lender or any Loan Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 7.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

Section 7.11. Headings. Article and Section headings and the Table of Contents used in this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 7.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense (other than defense of payment or performance) available to, or a discharge of, any Grantor or Guarantor in respect of the Secured Obligations or this Agreement.

Section 7.13. Termination or Release.

(a) This Agreement and the Guarantees made in this Agreement shall terminate and the Security Interest and all other security interests granted hereby shall be automatically released when all the Obligations (other than contingent indemnification obligations not then due) have been paid in full, the L/C Obligations have been terminated (or have been cash collateralized or backstopped by back to back letters of credit in each case pursuant to arrangements reasonably satisfactory to the Issuing Bank) and the Lenders have no further Commitment to lend or issue Letters of Credit under the Credit Agreement.

(b) A Person which was a Loan Party immediately prior to the consummation of any transaction permitted by the Credit Agreement shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Person shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Person ceases to be a Loan Party.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement (other than any such transfer to another Grantor), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.1 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 7.13, the Collateral Agent shall execute and deliver to any Person, at such Person’s expense, all documents that such Person shall reasonably request to evidence such termination or release of its obligations or the Security Interests in its Collateral. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or warranty by the Collateral Agent. Without limiting the provisions of Section 7.03, Borrower shall reimburse the Collateral Agent upon demand for all reasonable costs and out of pocket expenses, including the reasonable fees, charges and disbursements of counsel, incurred by it in connection with any action contemplated by this Section 7.13 as set forth in Section 10.5 of the Credit Agreement.

Section 7.14. Additional Subsidiaries. Pursuant to Section 6.11 of the Credit Agreement, each Subsidiary of Borrower that was not in existence or not a Subsidiary on the date of the Credit Agreement and required pursuant to Section 6.11 of the Credit Agreement to enter in this Agreement as a Subsidiary Guarantor upon becoming such a Subsidiary shall do so. Upon execution and delivery by the Collateral Agent and such Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Guarantor and Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor in this Agreement. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

Section 7.15 Holdings Accession. Pursuant to Section 6.14 of the Credit Agreement, upon the Holdings Accession Date, each direct owner of each outstanding class of Capital Stock of Borrower and required pursuant to Section 6.14 of the Credit Agreement to enter into this Agreement as a Guarantor shall do so. Upon execution and delivery by the Collateral Agent and Holdings of an instrument in the form of Exhibit V hereto, Holdings shall become a Guarantor and Grantor hereunder with the same force and effect as if originally named as a Guarantor in this Agreement. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

Section 7.16. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuation of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (b) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (c) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes, provided that nothing in this Agreement contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby; provided further that the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.15 unless an Event of Default shall have occurred and be continuing. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them in this Agreement, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 7.17. Further Assurances. Notwithstanding anything to the contrary herein, the parties hereto agree to comply with the requirements set forth in Section 6.12 of the Credit Agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LOCAL INSIGHT REGATTA HOLDINGS,
as Borrower

By:	/s/ James Stirbis
	Name:	James Stirbis
	Title:	Chief Financial Officer

LOCAL INSIGHT YELLOW PAGES, INC., as a Guarantor

By:	/s/ James Stirbis
	Name:	James Stirbis
	Title:	Chief Financial Officer

LOCAL INSIGHT LISTING MANAGEMENT, INC., as a Guarantor

By:	/s/ James Stirbis
	Name:	James Stirbis
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A. as Collateral Agent

By:	/s/ Christophe Vohmann
	Name:	Christophe Vohmann
	Title:	Vice President

Exhibit I to the

Collateral Agreement

SUPPLEMENT NO.          dated as of [    ], to the Guaranty and Collateral Agreement (the “Collateral Agreement”) dated as of April 23, 2008, among LOCAL INSIGHT REGATTA HOLDINGS, INC., a Delaware corporation (“Borrower”), the guarantors from time to time party thereto (each individually a “Guarantor” and collectively, the “Guarantors” and together with Borrower, the “Grantors” and each, individually, a “Grantor”) and JPMORGAN CHASE BANK N.A., (“JPMorgan”), as Collateral Agent (in such capacity, the “Collateral Agent”).

A. Reference is made to the Credit Agreement dated as of April 23, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the Guarantors, the lenders from time to time party thereto and JPMorgan, as Administrative Agent and as Collateral Agent.

B. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C. The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.14 of the Collateral Agreement provides that additional Subsidiaries of Borrower may become Subsidiary Guarantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become Subsidiary Guarantors under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Guarantor and a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Guarantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Guarantor” or “Grantor” in the Collateral

Exh. I-1

Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated in this Agreement by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or providing for relief of debtors and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that set forth (a) under its signature hereto is (i) the true and correct legal name of the New Subsidiary, (ii) its jurisdiction of formation, (iii) its Federal Taxpayer Identification Number and its organizational identification number and (iv) the location of its chief executive office and (b) on Schedule I hereto all Capital Stock, Instruments, Copyright, Patent and Trademark registrations, applications and licenses owned by such New Subsidiary.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and in the Collateral Agreement; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reason-

Exh. I-2

able fees, other charges and disbursements of counsel for the Collateral Agent as provided in Section 10.5 of the Credit Agreement.

Exh. I-3

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

By:
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive Office:

JPMORGAN CHASE BANK, N.A., AS
COLLATERAL AGENT,

By:
Name:
Title:

Exh. I-4

Schedule I

to the Supplement No.

to the Collateral Agreement

CAPITAL STOCK

Issuer	Number of Certificate	Registered Owner	Number and Class of Capital Stock	Percentage of Capital Stock

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY
I.	Copyrights

	Registered Owner	Title	Registration Number	Expiration Date

II.	Copyright Applications

	Registered Owner	Title	Registration Number	Date Filed

III.	Copyright Licenses

	Licensee	Licensor	Title	Registration Number	Expiration Date

IV.	Patents

	Registered Owner	Mark	Registration Number	Expiration Date

V.	Patent Applications

	Registered Owner	Mark	Registration Number	Date Filed

VI.	Patent Licenses

	Licensee	Licensor	Mark	Registration Number	Expiration Date

VII.	Trademarks

	Registered Owner	Type	Registration Number	Expiration Date

Exh. II-2

VIII.	Trademark Applications

	Registered Owner	Type	Registration Number	Date Filed

IX.	Trademark Licenses

	Licensee	Licensor	Type	Registration Number	Expiration Date

Exh. II-3

Exhibit II

to the Collateral Agreement

Form of Copyright Security Agreement

Copyright Security Agreement, dated as of [                    ], by [            ] and [                    ] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of JPMORGAN CHASE BANK, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to a Guaranty and Collateral Agreement dated as of April 23, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Collateral Agreement and used herein have the meaning given to them in the Collateral Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Grantor:

(a) Copyrights of such Grantor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing.

SECTION 3. The Collateral Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Collateral Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to con-

flict with the Collateral Agreement, the provisions of the Collateral Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations (other than contingent indemnification obligations and letter of credit obligations that have been cash-collateralized in a manner reasonably satisfactory to the Administrative Agent and the Issuing Lender) and termination of the Collateral Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[Grantor]

By:
Name:
Title:

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

Exhibit III to the

Collateral Agreement

Form of Patent Security Agreement

Patent Security Agreement, dated as of [                    ], by [            ] and [                    ] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of JPMORGAN CHASE BANK, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to a Guaranty and Collateral Agreement dated as of April 23, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Collateral Agreement and used herein have the meaning given to them in the Collateral Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Grantor:

(a) Patents of such Grantor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing.

SECTION 3. The Collateral Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Collateral Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Collateral Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement (other than contingent indemnification obligations and letter of credit obligations that have been cash-collateralized in a manner reasonably satisfactory to the Administrative Agent and the Issuing Lender).

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[Grantors]

By:
Name:
Title:

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS

Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

Exhibit IV to the

Collateral Agreement

Form of Trademark Security Agreement

Trademark Security Agreement, dated as of [                    ], by [            ] and [                    ] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of JPMORGAN CHASE BANK, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to a Guaranty and Collateral Agreement dated as of April 23, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Collateral Agreement and used herein have the meaning given to them in the Collateral Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Grantor:

(a) Trademarks of such Grantor listed on Schedule I attached hereto;

(b) all Goodwill associated with such Trademarks; and

(c) all Proceeds of any and all of the foregoing (other than any United States intent-to-use trademark application to the extent and for so long as creation by a Grantor of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application).

SECTION 3. The Collateral Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Collateral Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Collateral Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement (other than contingent indemnification obligations and letter of credit obligations that have been cash-collateralized in a manner reasonably satisfactory to the Administrative Agent and the Issuing Lender).

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[Grantors]

By:
Name:
Title:

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

Exhibit V to the

Collateral Agreement

SUPPLEMENT NO.          dated as of [    ], to the Guaranty and Collateral Agreement (the “Collateral Agreement”) dated as of April 23, 2008, among LOCAL INSIGHT REGATTA HOLDINGS, INC., a Delaware corporation (“Borrower”), the guarantors from time to time party thereto (each individually a “Guarantor” and collectively, the “Guarantors” and together with Borrower, the “Grantors” and each, individually, a “Grantor”) and JPMORGAN CHASE BANK N.A., (“JPMorgan”), as Collateral Agent (in such capacity, the “Collateral Agent”).

A. Reference is made to the Credit Agreement dated as of April 23, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the Guarantors, the lenders from time to time party thereto and JPMorgan, as Administrative Agent and as Collateral Agent.

B. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C. The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of the Collateral Agreement provides that Holdings shall become a Guarantor under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. Holdings is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and Holdings agree as follows:

SECTION 1. In accordance with Section 7.15 of the Collateral Agreement, Holdings by its signature below becomes a Guarantor and a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Guarantor and a Grantor and Holdings hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Guarantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, Holdings, as security for the payment and performance in full of the Secured Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all Holdings’ right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of Holdings. Each reference to a “Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include Holdings. The Collateral Agreement is hereby incorporated in this Agreement by reference.

SECTION 2. Holdings represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or providing for relief of debtors and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of Holdings and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Holdings hereby represents and warrants that set forth (a) under its signature hereto is (i) the true and correct legal name of Holdings, (ii) its jurisdiction of formation, (iii) its Federal Taxpayer Identification Number and its organizational identification number and (iv) the location of its chief executive office and (b) on Schedule I hereto all Capital Stock, Instruments, Copyright, Patent and Trademark registrations, applications and licenses owned by Holdings.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and in the Collateral Agreement; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9. Holdings agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent as provided in Section 10.5 of the Credit Agreement.

IN WITNESS WHEREOF, Holdings and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF HOLDINGS],

By:
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive Office:

JPMORGAN CHASE BANK, N.A., AS
COLLATERAL AGENT,

By:
Name:
Title:

Schedule I

to the Supplement No.

to the Collateral Agreement

CAPITAL STOCK

Issuer	Number of Certificate	Registered Owner	Number and Class of Capital Stock	Percentage of Capital Stock

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY
I.	Copyrights

	Registered Owner	Title	Registration Number	Expiration Date

II.	Copyright Applications

	Registered Owner	Title	Registration Number	Date Filed

III.	Copyright Licenses

	Licensee	Licensor	Title	Registration Number	Expiration Date

IV.	Patents

	Registered Owner	Mark	Registration Number	Expiration Date

V.	Patent Applications

	Registered Owner	Mark	Registration Number	Date Filed

VI.	Patent Licenses

	Licensee	Licensor	Mark	Registration Number	Expiration Date

VII.	Trademarks

	Registered Owner	Type	Registration Number	Expiration Date

VIII.	Trademark Applications

	Registered Owner	Type	Registration Number	Date Filed

IX.	Trademark Licenses

	Licensee	Licensor	Type	Registration Number	Expiration Date